UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2026

Dyne Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39509	36-4883909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Trapelo Road Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 786-8230

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DYN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 29, 2026, Dyne Therapeutics, Inc. (the “Company”) issued a press release and presentation announcing additional one-year clinical data from the multiple ascending dose (“MAD”) portion of its Phase 1/2 ACHIEVE clinical trial (the “ACHIEVE trial”) evaluating zeleciment basivarsen (z-basivarsen, also known as DYNE-101) for myotonic dystrophy type 1 (“DM1”). Additionally, the Company announced the mean baseline value for video hand-opening time (“vHOT”) for the participants enrolled in the registrational expansion cohort (“REC”) of the ACHIEVE trial. A copy of the press release and data presentation are furnished as Exhibit 99.1 and Exhibit 99.2 hereto respectively and are incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On September 29, 2026, the Company issued a press release and presentation announcing additional one-year clinical data from the ACHIEVE trial evaluating z-basivarsen in individuals with DM1. The new data come from a pooled dose group of participants (N=25-26) from the 3.4 mg/kg every four weeks, 5.4 mg/kg every 8 weeks and 6.8 mg/kg every 8 weeks cohorts of the MAD portion of the ACHIEVE trial (the “pooled dose group”), including participants originally assigned to the placebo group (re-baselined to the visit prior to their first active dose). The pooled dose group includes a mixture of dose exposures and does not reflect the effect of maintaining the registrational dose of 6.8 mg/kg every 8 weeks for the entire treatment duration, as only 8 of 26 participants in the pooled dose group received the registrational dose for the full 12 months analyzed, and most did not receive the registrational dose during this timeframe. For certain measurements at 12 months, these data were compared to a cohort of participants (N=41-46) from the ongoing END-DM1 natural history study who were propensity-matched to the ACHIEVE pooled dose group (the “matched natural history cohort”).

These data include:

•
Myotonia: Sustained improvement from baseline in hand myotonia, as measured by vHOT. The pooled dose group had a mean baseline vHOT of 8.2 seconds, which decreased by 3.2 seconds at 6 months (standard deviation of change from baseline: 3.5 seconds). This is compared to an increase of 0.4 seconds in the placebo group from the ACHIEVE MAD at 6 months (N=14), representing a 3.6 second relative improvement. The change from baseline in vHOT at 6 months is the primary endpoint of the ACHIEVE REC, from which topline data are expected in the first quarter of 2027 to support a potential Biologics License Application (“BLA”) submission for U.S. Accelerated Approval in the third quarter of 2027.
•
Function: Sustained improvement from baseline in function, as assessed by the 5 times sit to stand (“5xSTS”) test and the 10-meter walk/run (“10MWR”) test. In the pooled dose group at 12 months, participants improved on 5xSTS by 1.2 seconds and on 10MWR by 0.3 seconds relative to baseline, showing a divergence from the matched natural history cohort on 10MWR. 5xSTS was not included in the END-DM1 natural history study, so no comparisons could be made. The change from baseline in 5xSTS at 12 months is the primary endpoint of the ongoing global Phase 3 HARMONIA clinical trial, which is intended to serve as a confirmatory trial for traditional approval in the U.S. and support ex-U.S. marketing applications.
•
Strength: Sustained improvement from baseline on muscle strength as assessed by the quantitative muscle testing (“QMT”) total score and the individual QMT hand grip score. In the pooled dose group at 12 months, participants improved on both QMT total and hand grip by 4.8% predicted relative to baseline, showing a divergence from the matched natural history cohort on both measures.
•
Patient Reported Outcomes: Sustained improvement from baseline in the Myotonic Dystrophy Health Index (“MDHI”) patient reported outcome measure, including in 6 subscales assessing central nervous system disease manifestations (cognitive impairment, sleep disturbances, fatigue, communication, emotional issues and pain). In the pooled dose group at 12 months, participants improved on the MDHI total score by 25.2% relative to baseline, showing a divergence from an unmatched END-DM1 natural history cohort (N=410).
•
Safety and Tolerability: Updated safety and tolerability data as of April 20, 2026, from participants initially enrolled in the MAD portion of the ACHIEVE trial. Z-basivarsen continued to demonstrate a favorable safety profile, and no related serious treatment emergent adverse events were identified.

Additionally, the Company announced that the mean baseline value for vHOT of the 71 participants enrolled in the ACHIEVE REC is 8.3 seconds (standard deviation at baseline: 6.0 seconds). These baseline data remain blinded to treatment assignment. Topline data from the ACHIEVE REC, which is intended to support a potential application for U.S. Accelerated Approval, are planned for the first quarter of 2027.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s strategy, future operations, prospects and plans, objectives of management, the potential of the FORCE platform, the clinical potential of z-basivarsen and its potential to mitigate central nervous system-related manifestations of DM1, expectations regarding the timing and outcome of data from clinical trials, expectations regarding the timing and outcome of submissions to and interactions with global regulatory authorities, the availability of accelerated approval pathways for z-basivarsen, and the potential of video hand opening time to serve as an intermediate clinical endpoint for U.S. accelerated approval constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” “will” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the identification and development of product candidates, including the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to enroll patients in clinical trials; whether results from preclinical studies and initial data from early clinical trials will be predictive of the final results of the clinical trials or future trials; uncertainties as to the FDA’s and other regulatory authorities’ interpretation of the data from the Company's clinical trials and acceptance of the Company's clinical programs and the regulatory approval process; whether the Company’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s most recent Form 10-Q and in subsequent filings the Company may make with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 29, 2026
99.2	Presentation, dated September 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNE THERAPEUTICS, INC.

Date: September 29, 2026	By:	/s/ Erick Lucera
		Name:	Erick Lucera
		Title:	Treasurer and Chief Financial Officer